Vanguard® Commodity Strategy Fund
Consolidated Schedule of Investments (unaudited)
As of January 31, 2026
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
U.S. Government and Agency Obligations (76.2%)
U.S. Government Securities (76.2%)
	United States Treasury Inflation Indexed Bonds	0.125%	4/15/2026	55,391	55,337
	United States Treasury Inflation Indexed Bonds	0.125%	7/15/2026	68,493	68,643
	United States Treasury Inflation Indexed Bonds	0.125%	10/15/2026	77,235	77,162
	United States Treasury Inflation Indexed Bonds	0.375%	1/15/2027	62,196	61,914
	United States Treasury Inflation Indexed Bonds	2.375%	1/15/2027	31,339	31,787
	United States Treasury Inflation Indexed Bonds	0.125%	4/15/2027	79,009	78,195
	United States Treasury Inflation Indexed Bonds	0.375%	7/15/2027	69,749	69,526
	United States Treasury Inflation Indexed Bonds	1.625%	10/15/2027	79,229	80,455
	United States Treasury Inflation Indexed Bonds	0.500%	1/15/2028	71,401	70,804
	United States Treasury Inflation Indexed Bonds	1.750%	1/15/2028	29,541	30,009
	United States Treasury Inflation Indexed Bonds	1.250%	4/15/2028	78,086	78,464
	United States Treasury Inflation Indexed Bonds	3.625%	4/15/2028	30,226	31,938
	United States Treasury Inflation Indexed Bonds	0.750%	7/15/2028	61,882	61,761
	United States Treasury Inflation Indexed Bonds	2.375%	10/15/2028	80,490	83,634
	United States Treasury Inflation Indexed Bonds	0.875%	1/15/2029	53,617	53,337
	United States Treasury Inflation Indexed Bonds	2.500%	1/15/2029	27,353	28,492
	United States Treasury Inflation Indexed Bonds	2.125%	4/15/2029	81,504	84,038
	United States Treasury Inflation Indexed Bonds	3.875%	4/15/2029	34,642	37,622
	United States Treasury Inflation Indexed Bonds	0.250%	7/15/2029	63,233	61,642
	United States Treasury Inflation Indexed Bonds	1.625%	10/15/2029	85,395	87,116
	United States Treasury Inflation Indexed Bonds	0.125%	1/15/2030	71,422	68,515
	United States Treasury Inflation Indexed Bonds	1.625%	4/15/2030	88,532	89,881
	United States Treasury Inflation Indexed Bonds	0.125%	7/15/2030	78,640	75,120
	United States Treasury Inflation Indexed Bonds	1.125%	10/15/2030	90,741	90,337
	United States Treasury Inflation Indexed Bonds	0.125%	1/15/2031	81,086	76,512
Total U.S. Government and Agency Obligations (Cost $1,614,581)					1,632,241
				Shares
Temporary Cash Investments (26.0%)
Money Market Fund (11.9%)
[1]	Vanguard Market Liquidity Fund	3.704%		2,557,965	255,797
			Maturity Date	Face Amount ($000)
U.S. Government and Agency Obligations (14.1%)
[2]	United States Treasury Bill	3.583%–3.615%	3/12/2026	11,650	11,605
[2]	United States Treasury Bill	3.567%	3/19/2026	36,500	36,334
[2]	United States Treasury Bill	3.583%	3/26/2026	61,700	61,377
[2]	United States Treasury Bill	3.553%	4/9/2026	29,500	29,306
[2]	United States Treasury Bill	3.575%–3.607%	4/16/2026	100,900	100,167
[2]	United States Treasury Bill	3.626%	4/23/2026	50,400	50,000
[2]	United States Treasury Bill	3.625%	4/30/2026	12,200	12,094
					300,883
Total Temporary Cash Investments (Cost $556,647)					556,680
Total Investments (102.2%) (Cost $2,171,228)					2,188,921
Other Assets and Liabilities—Net (-2.2%)					(47,194)
Net Assets (100%)					2,141,727
Cost is in $000.
1	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
2	Security is owned by the Vanguard CSF Portfolio, which is a wholly owned subsidiary of the Commodity Strategy Fund.

Derivative Financial Instruments Outstanding as of Period End

Over-the-Counter Total Return Swaps
Reference Entity	Termination Date	Counterparty	Notional Amount ($000)	Fixed Interest Rate Received (Paid)[1] (%)	Value and Unrealized Appreciation ($000)	Value and Unrealized (Depreciation) ($000)
Bloomberg Commodity Index[2]	2/3/2026	MLI	85,000	(0.060)	6,041	—
Bloomberg Commodity Index[2]	2/11/2026	BARC	10,000	(0.100)	487	—
Bloomberg Commodity Index 2 Month Forward[2]	2/11/2026	BARC	190,000	(0.110)	6,557	—
Bloomberg Commodity Index 3 Month Forward[2]	2/19/2026	GSI	70,000	(0.120)	907	—
BofA Merrill Lynch Commodity MLBXAKSV Excess Return Strategy[2,3]	2/3/2026	MLI	45,000	(0.170)	2,684	—
BofA Merrill Lynch Commodity MLBXSTGV Excess Return Strategy[2,3]	2/3/2026	MLI	215,000	(0.110)	13,947	—
BofA Merrill Lynch Commodity MLCILP3E Excess Return Strategy[2,3]	2/3/2026	MLI	115,000	(0.140)	6,666	—
CIBC Commodity CIBZC51EC Excess Return Strategy[2,3]	2/3/2026	CIBC	220,000	(0.160)	10,143	—
Goldman Sachs Commodity i-Select Strategy 1129[2,3]	2/19/2026	GSI	205,000	(0.120)	2,765	—
Macquarie Commodity MQCP170E Excess Return Strategy[2,3]	2/11/2026	MACQ	250,000	(0.150)	6,729	—
Modified Strategy DBS18 on the Bloomberg Commodity Index[2,3]	2/19/2026	GSI	120,000	(0.120)	2,739	—
RBC Commodity RBCACB23 Excess Return Strategy[2,3]	2/11/2026	RBC	245,000	(0.130)	7,295	—
RBC Commodity RBCSVBW1 Excess Return Strategy[2,3]	2/11/2026	RBC	40,000	(0.160)	455	—
Societe Generale Commodity SGIXCSB1 Excess Return Strategy[2,3]	2/3/2026	SOCG	210,000	(0.170)	12,303	—
					79,718	—
1	Fixed interest payment received/paid monthly.
2	Security is owned by the subsidiary.
3	Information on the components of the reference entity is available on www.vanguard.com.
BARC—Barclays Bank plc.
CIBC—Canadian Imperial Bank of Commerce.
GSI—Goldman Sachs International.
MACQ—Macquarie Bank Ltd.
MLI—Merrill Lynch International.
RBC—Royal Bank of Canada.
SOCG—Société Generale.
At January 31, 2026, the counterparties had deposited in segregated accounts securities with a value of $148,774 and cash of $16,770 in connection with open over-the-counter swap contracts.
A.	Basis for Consolidation: Vanguard CSF Portfolio ("the subsidiary") commenced operations on June 25, 2019. The subsidiary is wholly owned by the fund and is a unit trust established in the Cayman Islands under the Trusts Law (2011 Revision) of the Cayman Islands, which is organized to invest in certain commodity-linked investments on behalf of the fund, consistent with the fund's investment objectives and policies. The commodity-linked investments and other investments held by the subsidiary are subject to the same risks that apply to similar investments if held directly by the fund. As of January 31, 2026, subsidiary comprises $381,237,000 or 18%, of the fund's net assets. All inter-fund transactions and balances (including the fund's investment in the subsidiary) have been eliminated, and the Consolidated Schedule of Investments includes all investments and other accounts of the subsidiary as if held directly by the fund.
B.	Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and other temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees.
C.	Swap Contracts: The fund gains exposure to commodities through the subsidiary's investment in swaps that earn the total return on a specified commodity index. Under the terms of the swaps, the subsidiary receives the total return on the specified index (receiving the increase or paying the decrease in the value of the specified index), applied to a notional amount. The subsidiary also pays a fixed rate applied to the notional amount. At the same time, the fund invests an amount approximating the notional amount of the swaps in inflation-linked investments and high-quality temporary cash investments.
A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the subsidiary. The subsidiary’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The subsidiary mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the subsidiary cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the subsidiary may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the subsidiary under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the subsidiary's net assets decline below a certain level, triggering a payment by the subsidiary if the subsidiary is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the subsidiary has pledged. Any securities pledged as collateral for open contracts are noted in the Consolidated Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded as an asset (liability) and as unrealized appreciation (depreciation) until periodic payments are made or the termination of the swap, at which time realized gain (loss) is recorded.
D.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Consolidated Schedule of Investments.
The following table summarizes the market value of the fund’s investments and derivatives as of January 31, 2026, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
U.S. Government and Agency Obligations	—	1,632,241	—	1,632,241
Temporary Cash Investments	255,797	300,883	—	556,680
Total	255,797	1,933,124	—	2,188,921
Derivative Financial Instruments
Assets
Swap Contracts	—	79,718	—	79,718